Dear Valued Shareholder:

I am pleased to send you the Sparrow Growth Fund annual report for the fiscal year ended August 31, 2000. The Fund's net asset value increased +34.08% between September 1, 1999 and August 31, 2000. The comparative return for the S&P 500 was +16.31%. The Fund's share price increased from $13.38 to $17.94.

The factors that affected the Fund's performance include a rise in the stock market, in general, and specifically, our investment in EMC Corporation and Calpine Corporation. EMC Corporation manufactures computer hardware and software. Calpine Corporation is an independent power company that is engaged in the development, acquisition, ownership and operation of power generation facilities and the sale of electricity. We have also invested in other Blue Chip companies like General Electric and Sun Microsystems, Inc.

We employ an earnings growth approach to identify, invest and monitor these companies because we believe the compounding of earnings over time will eventually lead to higher stock prices and gains for our shareholders.

Looking forward, we expect the stock market to regain its footing and move higher over the next six months as we move through the holiday season and into the first half of the new year. The reasons why we are optimistic are because corporate earnings are very strong and inflation is non-existent. We believe that our expertise should pay off during these prosperous times because we will survey the landscape, consider all options and make judicious decisions about where to invest your money.

We thank you for your support and we pledge to remain diligent in helping you achieve your financial goals.

Sincerely,



Gerald R. Sparrow
President



                  RETURNS FOR THE PERIODS ENDING AUGUST 31, 2000

                                                                 Average
                                                              Annual Return
                                                             Since Inception
  Fund/Index                                 1 Year         (October 4, 1998)
  ----------                                 ------         -----------------

  Sparrow Growth Fund  -  NAV (1)            34.08%               35.81%
                       -  POP (2)            26.34%               31.66%

  S&P 500 Index                              16.31%               25.80%


PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE. THE VALUE OF YOUR SHARES MAY FLUCTUATE AND BE HIGHER OR LOWER THAN THEIR ORIGINAL COST AT THE TIME OF REDEMPTION.

      (1) The total return is shown without the effect of the applicable 5.75% maximum initial sales charge.

      (2) The total return is shown net of applicable 5.75% maximum initial sales charge.


                                 [OBJECT OMITTED]

                                Sparrow
                              Growth Fund       S&P 500 Index
        Oct 4, 1998             $9,425             $10,000
        Nov 30, 1998           $10,650             $11,633
        Feb 28, 1999           $12,630             $12,419
        May 31, 1999           $12,290             $13,099
        Aug 31, 1999           $12,611             $13,328
        Nov 30, 1999           $13,534             $14,063
        Feb 29, 2000           $14,618             $13,876
        May 31, 2000           $13,723             $14,471
        Aug 31, 2000           $16,908             $15,501


    This graph shows the value of a hypothetical initial investment of $10,000 in the Fund and the S&P 500 Index on October 4, 1998 (inception of the Fund) and held through August 31, 2000. The investment in the Fund deducts the maximum sales load, whereas there is no sales load deduction for the index. In addition, the index is an unmanaged group of stocks whose total return includes the reinvestment of any dividends and capital gain distributions, but does not reflect expenses, which have lowered the Fund's return. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS.

SPARROW GROWTH FUND
SCHEDULE OF INVESTMENTS - AUGUST 31, 2000
COMMON STOCKS - 100.0%                                                SHARES                     VALUE

BIOLOGICAL PRODUCTS - 4.9%
Amgen, Inc. (a)                                                                                    $ 424,550
                                                                                            -----------------
COMPUTER HARDWARE - 19.8%
Cisco Systems, Inc. (a)                                                6,420                         440,572
EMC Corp. (a)                                                          8,280                         811,440
Sun Microsystems, Inc. (a)                                             3,600                         456,975
                                                                                            -----------------
                                                                                                   1,708,987
                                                                                            -----------------
COMPUTER SOFTWARE & SERVICES - 5.9%
Oracle Corp. (a)                                                       5,600                         509,250
                                                                                            -----------------
DIVERSIFIED CONGLOMERATE - 11.9%
General Electric Co.                                                   8,040                         471,848
Tyco International Ltd.                                                9,720                         554,040
                                                                                            -----------------
                                                                                                   1,025,888
                                                                                            -----------------
DRUGS & PHARMACEUTICALS - 3.4%
Pfizer, Inc.                                                           6,800                         294,100
                                                                                            -----------------
ELECTRONICS - 8.0%
Celestica, Inc. (a)                                                    4,000                         312,500
Intel Corp.                                                            5,050                         378,119
                                                                                            -----------------
                                                                                                     690,619
                                                                                            -----------------
FINANCIAL SERVICES - 10.9%
American Express Co.                                                   7,200                         425,700
Morgan Stanley Dean Witter & Co.                                       4,840                         520,602
                                                                                            -----------------
                                                                                                     946,302
                                                                                            -----------------
FOOD & BEVERAGE - 7.9%
Keebler Foods Co.                                                      7,600                         348,175
Pepsi Bottling Group, Inc.                                            10,500                         333,375
                                                                                            -----------------
                                                                                                     681,550
                                                                                            -----------------
MEDIA - DIVERSIFIED - 3.0%
Disney (Walt) Co.                                                      6,700                         260,881
                                                                                            -----------------
OIL & NATURAL GAS - 3.5%
Kerr-McGee Corp.                                                       4,800                         303,300
                                                                                            -----------------
RETAIL - 6.0%
Best Buy Co., Inc. (a)                                                 4,200                         259,350
Wal-Mart Stores, Inc.                                                  5,460                         259,009
                                                                                            -----------------
                                                                                                     518,359
                                                                                            -----------------
TRANSPORTATION - 2.9%
Southwest Airlines Co.                                                11,000                         248,875
                                                                                            -----------------
UTILITIES - 11.9%
Calpine Corp. (a)                                                     10,430                       1,032,570
                                                                                            -----------------

TOTAL COMMON STOCKS (COST $5,537,936)                                                              8,645,231
                                                                                            -----------------

SPARROW GROWTH FUND
SCHEDULE OF INVESTMENTS - AUGUST 31, 2000 - continued

                                                                    PRINCIPAL
                                                                      AMOUNT                     VALUE

Money Market Securities - 0.1%
Firstar Treasury Fund, 5.58% (b) (Cost $11,252)                       11,252                          11,252
                                                                                            -----------------

TOTAL INVESTMENTS - 100.1% (COST $5,549,188)                                                       8,656,483
                                                                                            -----------------
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%                                                       (10,053)
                                                                                            -----------------
TOTAL NET ASSETS - 100.0%                                                                        $ 8,646,430
                                                                                            =================

(a) Non-Income Producing
(b) Variable rate security;  the coupon rate shown represents the rate at August 31, 2000.

SPARROW GROWTH FUND                                                                    AUGUST 31, 2000
STATEMENT OF ASSETS & LIABILITIES

ASSETS
Investment in securities (cost $5,549,188)                                                 $ 8,656,483
Cash                                                                                             4,047
Dividends receivable                                                                             2,848
Interest receivable                                                                                 31
                                                                                     ------------------
   TOTAL ASSETS                                                                              8,663,409

LIABILITIES
Accrued investment advisory fee payable                                  $ 16,979
                                                                 -----------------
   TOTAL LIABILITIES                                                                            16,979
                                                                                     ------------------

NET ASSETS                                                                                 $ 8,646,430
                                                                                     ==================

Net Assets consist of:
Paid in capital                                                                            $ 6,201,147
Accumulated  realized loss on investments                                                     (662,012)
Net unrealized appreciation on investments                                                   3,107,295
                                                                                     ------------------

NET ASSETS, for 482,095 shares                                                             $ 8,646,430
                                                                                     ==================

NET ASSET VALUE

Net Assets
Net asset value and redemption price per share ($8,646,430 / 482,095)                          $ 17.94
                                                                                     ==================

Maximum offering price per share ($17.94 / 94.25%)                                             $ 19.03
                                                                                     ==================

SPARROW GROWTH FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED AUGUST 31, 2000

INVESTMENT INCOME
Dividend income                                                                                 $ 27,838
Interest income                                                                                    7,076
                                                                                          ---------------
TOTAL INCOME                                                                                      34,914

EXPENSES
Investment advisory fee                                                       $ 175,828
                                                                      ------------------
Total operating expenses                                                                         175,828
                                                                                          ---------------
NET INVESTMENT LOSS                                                                             (140,914)
                                                                                          ---------------

REALIZED & UNREALIZED GAIN (LOSS)
Net realized loss on investment securities                                     (569,909)
Change in net unrealized appreciation (depreciation)
   on investment securities                                                   2,751,244
                                                                      ------------------
Net gain on investment securities                                                              2,181,335
                                                                                          ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $ 2,040,421
                                                                                          ===============

SPARROW GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                    YEAR ENDED             PERIOD ENDED
                                                                                 AUGUST 31, 2000        AUGUST 31, 1999 (A)
                                                                               --------------------     --------------------
Increase (Decrease) in Net Assets

OPERATIONS
   Net investment loss                                                                  $ (140,914)               $ (27,936)
   Net realized loss on investment securities                                             (569,909)                 (92,103)
   Change in net unrealized appreciation                                                 2,751,244                  356,051
                                                                               --------------------     --------------------
   Net increase in net assets resulting from operations                                  2,040,421                  236,012
                                                                               --------------------     --------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                                                    0                        0
   From net realized gain                                                                        0                        0
                                                                               --------------------     --------------------
  Total distributions                                                                            0                        0
                                                                               --------------------     --------------------
SHARE TRANSACTIONS

   Net proceeds from sale of shares                                                      2,497,255                5,115,419
   Shares issued in reinvestment                                                                 0                        0
   Shares redeemed                                                                      (1,210,303)                (132,374)
                                                                               --------------------     --------------------
   Net increase in net assets resulting
   from share transactions                                                               1,286,952                4,983,045
                                                                               --------------------     --------------------
TOTAL INCREASE IN NET ASSETS                                                             3,327,373                5,219,057
                                                                               --------------------     --------------------
Net Assets
   Beginning of period                                                                   5,319,057                  100,000
                                                                               --------------------     --------------------
   End of period [including accumulated undistributed net
      investment income of $0 and $0, respectively]                                    $ 8,646,430              $ 5,319,057
                                                                               ====================     ====================

(a)  October 4, 1998 (commencement of operations) through August 31, 1999

SPARROW GROWTH FUND
FINANCIAL HIGHLIGHTS
                                                      YEAR ENDED            PERIOD ENDED
                                                   AUGUST 31, 2000          AUGUST 31, 1999 (a)
                                                   -----------------      -----------------
SELECTED PER SHARE DATA

Net asset value, beginning of period                        $ 13.38                $ 10.00
                                                   -----------------      -----------------
Income from investment operations
   Net investment loss                                        (0.30)                 (0.13)
   Net realized and unrealized gain                            4.86                   3.51
                                                   -----------------      -----------------
Total from investment operations                               4.56                   3.38
                                                   -----------------      -----------------
Less Distributions
   From net investment income                                  0.00                   0.00
   From net realized gain                                      0.00                   0.00
                                                   -----------------      -----------------
Total distributions                                            0.00                   0.00
                                                   -----------------      -----------------

Net asset value, end of period                              $ 17.94                $ 13.38
                                                   =================      =================

TOTAL RETURN                                                 34.08%                 33.80% (b)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                               $ 8,646,430            $ 5,319,057
Ratio of expenses to average net assets                       2.50%                  2.50% (c)
Ratio of net investment income to
   average net assets                                        (2.00)%                (1.03)%(c)
Portfolio turnover rate                                     117.57%                166.41%

(a)  For the period October 4, 1998 (commencement of operations) through August 31, 1999
(b)  For periods of less than a full year, total returns are not annualized.
(c)  Annualized

                               SPARROW GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 2000

NOTE 1.  ORGANIZATION

     The Sparrow Growth Fund (the "Fund") was organized as a series of Sparrow Funds (the "Trust") on July 14, 1998 and commenced operations on October 4, 1998. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 14, 1998 (the "Trust Agreement"). The Fund's investment objective is to provide long-term capital appreciation. The Trust Agreement permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest of separate series without par value. The shares are subject to initial sales charges imposed at the time of purchase, in accordance with the Fund's prospectus. Certain redemptions of shares made within 18 months of purchase are subject to contingent deferred sales charges, in accordance with the Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     SECURITIES VALUATIONS - The value of an individual share in the Fund (net asset value) is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., Eastern time); on each day that the exchange is open for business and any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The net asset value per share of the Fund will fluctuate. Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     FEDERAL INCOME TAXES - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. For federal income tax purposes, dividends paid by the Fund from ordinary income are taxable to shareholders as ordinary income, but may be eligible in part for the dividends received deductions for corporations. Pursuant to the Tax Reform Act of 1986 (the "Tax Reform Act"), all distributions of net short-term capital gains to individuals are taxed at the same rate as ordinary income.

                               SPARROW GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS
                           AUGUST 31, 2000 - CONTINUED

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Net realized gains or losses may differ for financial and tax reporting purposes for the Fund primarily as a result of losses from wash sales, which are not recognized for tax purposes until the corresponding shares are sold.

  DIVIDENDS AND DISTRIBUTIONS - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

     Income  dividends  and  capital  gain   distributions   are   automatically
reinvested in additional shares at net asset value per share on the distribution date, unless the shareholder has elected to receive payment in cash.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Security transactions are recorded on a trade date basis. The cost of securities sold is determined using the first-in-first-out method. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

    OTHER - Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in capital.

NOTE 3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Sparrow Capital Management, Incorporated (the "Adviser") to manage the Fund's investments. The Adviser is an independent investment counselor and registered investment adviser which, together with its affiliated minority-owned investment management firm, Buford, Dickson, Harper & Sparrow, Inc., has over $150 million of core momentum growth stock assets under management. Clients primarily include high net worth individuals and families, but also include a number of institutional clients such as pension funds. The firm was founded in 1988 and is 100% owned by the President and founder, Gerald
R. Sparrow. The sole investment focus of the firm is "core momentum growth stocks" (as defined in "Principal Strategies" in the Fund's Prospectus). The investment decisions of the Fund are made by the Adviser's investment committee, which is primarily responsible for the day-to-day management of the Fund's portfolio. Officers of the Adviser are also trustees of the Fund.

     Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the operating expenses of the Fund except brokerage, taxes, interest, fees and expenses of non-interested person trustees and extraordinary expenses. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 2.50% of the average daily net assets of the Fund. The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future. For the year ended August 31, 2000 the Adviser received a fee of $175,828 from the Fund.

     The Fund retains Unified Fund Services, Inc. (the "Administrator") to manage the Fund's business affairs and provide the Fund with fund accounting and administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. The Fund also retains Unified Fund Services, Inc. (the "Transfer Agent") to serve as transfer agent, dividend paying agent and shareholder service agent. For its services as Administrator, Unified Fund Services, Inc. receives a monthly fee from the Adviser equal to an annual average rate of 0.10% of the Fund's average daily net assets, subject to


                               SPARROW GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS
                           AUGUST 31, 2000 - CONTINUED

NOTE 3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

an annual minimum fee of $18,000. The Fund retains Unified Management Corporation (the "Distributor") to act as the principal distributor of the Fund's shares. The services of the Administrator, Transfer Agent and Distributor are operating expenses paid by the Adviser.

     The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") under which the Fund is authorized to incur distribution expenses at a maximum annual rate of 0.50% of the average daily net assets of the Fund. The Board of Trustees has currently authorized an annual rate of 0.50%. All distribution expenses incurred by the Fund are paid by the Adviser pursuant to the management agreement between the Fund and Adviser. The expenses may include, but are not limited to, the following: (a) payments to securities dealers and others that are engaged in the sale of shares, that may be advising shareholders of the Trust regarding the purchase of Fund shares, that hold shares of the Fund in omnibus accounts or as shareholders of record, or provide shareholder support or administrative services; (b) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (c) costs of formulating and implementing marketing and promotional activities; (d) costs of preparing, printing and distributing sales literature; and (e) costs of implementing and operating the Distribution Plan. The Plan is designed to promote the sale of shares of the Fund.

NOTE 4.  SHARE TRANSACTIONS

     As of August 31, 2000, there were an unlimited number of authorized shares for the Fund. Paid in capital at August 31, 2000 was $6,201,147.

Transactions in shares were as follows:

                                                                        FOR THE PERIOD OCTOBER 4, 1998
                                   FOR THE YEAR ENDED                (COMMENCEMENT OF OPERATIONS) THROUGH
                                     AUGUST 31, 2000                            AUGUST 31, 1999

                               SHARES               DOLLARS               SHARES            DOLLARS

Shares sold                   164,412             $2,497,255             396,883           $5,115,419
Shares issued in
reinvestment of
dividends                           0                      0                   0                    0

Shares redeemed               (79,963)            (1,210,303)             (9,246)            (132,374)
                             ---------           ------------           ---------        -------------
                               84,449             $1,286,952             387,637           $4,983,045
                             =========           ============           =========        =============


NOTE 5.  INVESTMENT TRANSACTIONS

For the year ended August 31, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $9,389,889 and $8,104,675, respectively. As of August 31, 2000, the gross unrealized appreciation for all securities totaled $3,166,650 and the gross unrealized depreciation for all securities totaled $59,355 for a net unrealized appreciation of $3,107,295. The aggregate cost of securities for federal income tax purposes at August 31, 2000 was $5,549,188.

                               SPARROW GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS
                           AUGUST 31, 2000 - CONTINUED

NOTE 6. ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                         INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Trustees
Sparrow Growth Fund:

We have audited the accompanying statement of assets and liabilities of Sparrow Growth Fund, including the schedule of portfolio investments, as of August 31, 2000, and the related statement of operations, the statement of changes in net assets, and financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash owned as of August 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sparrow Growth Fund as of August 31, 2000, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio
September 14, 2000